Exhibit 10.1(d)

THIRD AMENDMENT TO PROMISSORY NOTE

THIS THIRD AMENDMENT TO PROMISSORY NOTE (the “Amendment”) is dated as of the 1st day of May, 2024 and is made by and between Cohen Circle Acquisition Corp. I (formerly FTAC Artemis Acquisition Corp.) (the “Maker”) and Cohen Circle Sponsor I, LLC (formerly FTAC Artemis Sponsor, LLC) (the “Payee”).

RECITALS

A.	Maker executed that certain Promissory Note dated November 3, 2021 in the principal sum of up to Three Hundred Thousand dollars ($300,000) (the “Maximum Principal Amount”), as amended by that certain First Amendment to Promissory Note dated January 14, 2022, and that certain Second Amendment to Promissory Note dated February 28, 2023 (collectively, the “Note”).

B.	The Note was previously amended to schedule maturity on the earlier of (i) the date on which Maker consummates its initial public offering, and (ii) December 31, 2023.

C.	Maker and Payee have agreed to make certain amendments to the Note.

D.	Unless otherwise set forth herein, all other provisions of the Note as previously amended shall remain in full force and effect.

E.	All capitalized terms not defined in this Amendment will have the meanings given to them in the Note.

In consideration of these promises, the mutual covenants contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.	The Maximum Principal Amount of the Note is hereby increased to Five Hundred Thousand ($500,000).

2.	Section 1 of the Note is hereby amended and restated in its entirety to read as follows:

“Principal. The principal balance of this Note shall be repayable on the earlier of (the “Maturity Date”) (a) the date on which Maker consummates its initial public offering (“IPO”) and (b) December 31, 2024.”

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

MAKER:

COHEN CIRCLE ACQUISITION CORP. I

By:	/s/ Robert M. Smeal
Name:	Robert M. Smeal
Title:	Chief Financial Officer

PAYEE:

COHEN CIRCLE SPONSOR I, LLC

By:	/s/ Betsy Z. Cohen
Name:	Betsy Z. Cohen
Title:	Authorized Signatory

Signature page to Third Amendment to Promissory Note